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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 22, 2000

                              U.S. CAN CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-13678                 06-1094196
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

         900 Commerce Drive
         Oak Brook, Illinois                                       60523
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (630) 571-2500

                                 Not Applicable
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         (Former name or former address, if changed since last report)



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     Item 5. OTHER EVENTS.

     (a) Second Amendment to Merger Agreement

     U.S. Can Corporation, a Delaware corporation (the "Company"), and Pac Packaging Acquisition Corporation, a Delaware corporation ("Pac"), have entered into an Agreement and Plan of Merger dated as of June 1, 2000 (the "Merger Agreement") to effect a recapitalization of the Company in which Pac will be merged with and into the Company (the "Merger"). Pac is a newly formed corporation organized by Paul W. Jones, Chairman and Chief Executive Officer of the Company, John L. Workman, Chief Financial Officer of the Company, and Berkshire Partners LLC, the Boston-based private equity firm. Pursuant to the terms and subject to the conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company ("Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive $20.00 in cash, except for certain shares of Common Stock (the "Rollover Shares") held by senior management of the Company, Salomon Smith Barney Inc., affiliates of Company directors Ricardo Poma and Francisco A. Soler, and other designated stockholders (the "Rollover Stockholders") which will be converted into the right to receive capital stock of the surviving corporation pursuant to the terms of the Merger Agreement.

     On June 28, 2000, the Company and Pac executed an amendment to the Merger Agreement which definitively established the Rollover Stockholders and amended the Company's disclosure schedule.

     On August 22, 2000, the Company and Pac executed a further amendment to the Merger Agreement to make a 26,115 share reduction in the number of Rollover Shares of Salomon Smith Barney Inc.

     The preceding is qualified in its entirety by reference to the Merger Agreement, and all amendments thereto, which are listed as Exhibits 2.1, 2.2 and
2.3 and incorporated herein by reference.

     (b) Press Release

     On August 23, 2000, the Company issued the press release attached as
Exhibit 99.1 and incorporated herein by reference.

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Item 7. EXHIBITS

 2.1 Agreement and Plan of Merger, dated as of June 1, 2000, by and between the Company and Pac Packaging Acquisition Corporation (filed as Exhibit 2 to the Company's Current Report on Form 8-K, dated June 15, 2000 and incorporated by reference herein).

 2.2 First Amendment to Agreement and Plan of Merger, dated as of June 28, 2000, by and between the Company and Pac Packaging Acquisition Corporation (filed as Exhibit 2.2 to the Company's Current Report on Form 8-K, dated June 30, 2000 and incorporated by reference herein).

 2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 22, 2000, by and between the Company and Pac Packaging Acquisition Corporation.

99.1 Press Release, dated August 23, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 31, 2000                U.S. CAN CORPORATION


                                       By: /s/ JOHN L. WORKMAN
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                                           John L. Workman
                                           Executive Vice President and
                                           Chief Financial Officer






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